EXHIBIT 10.4
THIS SECURITY HAS NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE BLUE SKY LAWS, AND IS SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND APPLICABLE BLUE SKY LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
Warrant No.
WARRANT TO PURCHASE CAPITAL STOCK
of
DIGITILITI, INC.
a Delaware corporation
Void after January __, 2016
This certifies that, for value received, [                                        ], or his, her or its successors or assigns (“Holder”), is entitled during the Exercise Period (as defined below), subject to the terms set forth below, to purchase from Digitiliti, Inc., a Delaware corporation (the “Company”), up to [                    ] shares of Common Stock, par value $.001 per share, of the Company (“Common Stock”) at the price of $0.30 per share, subject to adjustment as set forth below (the “Purchase Price”), upon surrender of this Warrant at the principal office of the Company referred to below, with the subscription form attached hereto (the “Subscription Form”) duly executed, and simultaneous payment therefor in the manner specified in Section 1 or in accordance with Section 5. The Purchase Price and the number of shares of capital stock purchasable hereunder are subject to adjustment as provided in Section 3. This Warrant is one of the warrants (collectively, the “Warrants”) referred to and issued pursuant to that certain Convertible Promissory Note and Warrant Purchase Agreement dated as of January  _____, 2011 (the “Purchase Agreement”).
As used herein, “Exercise Date” means the particular date (or dates) on which this Warrant is exercised. “Exercise Period” means the period during which this Warrant is exercisable; such period shall begin on the date hereof and shall end at 6:00 p.m., Central Daylight Time, on January  _____, 2016. “Issue Date” means the date hereof, January  _____, 2011. “Warrant” includes this Warrant and any warrant delivered in substitution or exchange therefor as provided herein. “Warrant Shares” means any shares of capital stock acquired by Holder upon exercise of this Warrant.
1. Exercise.
(a) This Warrant may be exercised, in whole or in part, at any time or from time to time, on any business day during the Exercise Period, for all or any part of the number of shares of capital stock called for hereby, by surrendering it at the principal office of the Company at 266 East 7th Street, Saint Paul, MN 55101, together with an executed Subscription Form which is completed in accordance with Section 5, or which is accompanied by a check in an amount equal to (i) the number of Warrant Shares being purchased, multiplied by (ii) the Purchase Price.
(b) This Warrant may be exercised for less than the full number of Warrant Shares as of the Exercise Date. Upon such partial exercise, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the Warrant Shares not purchased upon such exercise shall be issued to Holder by the Company.

(c) A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, and in any event within five business days thereafter, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of capital stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current fair market value of one full share as reasonably determined in good faith by the Company’s Board of Directors (the “Board”).
2. Payment of Taxes. All shares of capital stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof, other than any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of capital stock in any name other than that of the registered Holder of this Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company’s satisfaction that no tax or other charge is due.
3. Certain Adjustments.
(a) Adjustment for Reorganization, Consolidation, Merger. In case of any reclassification or change of outstanding Company securities, or of any reorganization of the Company (or any other entity, the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which Holder would have been entitled upon such consummation if Holder had exercised this Warrant immediately prior thereto, the terms of this Section 3 shall be applicable to the Company securities properly receivable upon the exercise of this Warrant after such consummation.
(b) Adjustments for Dividends in Common Stock. In case at any time after the Issue Date the Company shall declare any dividend on the Common Stock (or any other securities that are at the time receivable upon the exercise of this Warrant) which is payable in shares of Common Stock (or any other securities that are at the time receivable upon the exercise of this Warrant), the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased and the Purchase Price shall be proportionately decreased.
(c) Stock Split and Reverse Stock Split. If the Company at any time or from time to time after the Issue Date effects a subdivision of the Common Stock (or any other securities that are at the time receivable upon exercise of this Warrant), the Purchase Price shall be proportionately decreased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time after the Issue Date combines the outstanding shares of Common Stock (or any other securities that are at the time receivable upon exercise of this Warrant) into a smaller number of shares, the Purchase Price shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 3(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(d) Accountants’ Certificate as to Adjustment. In each case of an adjustment in the shares of capital stock receivable on the exercise of this Warrant, if Holder so requests in writing, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based. The Company will promptly thereafter mail a copy of each such certificate to each holder of a Warrant at the time outstanding.
(e) Rights Under Warrant Agreement. The Company will not, by amendment of its Certificate of Incorporation, as amended, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants under this Warrant Agreement.
4. Notices of Record Date. If either (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or (b) the Company undertakes a voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (1) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (2) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at 30 days prior to the date therein specified.
5. Cashless Exercise.
(a) Holder may, at its option, in lieu of paying the Purchase Price upon exercise of this Warrant pursuant to Section 1, elect to instead receive a number of Warrant Shares computed using the following formula:
X = Y(A-B)
      A
where: X = the number of Warrant Shares issuable to Holder upon exercise under this Section 5; Y = the number of Warrant Shares requested by Holder on the Subscription Form; A = the Fair Market Value (as defined below) of one share of Common Stock (or such stock or securities at the time receivable upon exercise of this Warrant) as of the exercise date; and B = the Purchase Price.

(b) As used in this Section 5, “Fair Market Value” of a share of capital stock on any particular date shall mean:
(i) if the exercise is in connection with a liquidation, dissolution or winding up (as defined in the Certificate of Incorporation), the fair market value of the Warrant Shares shall be deemed to be the value received by the holders of such stock pursuant to such liquidation, dissolution or winding up; or
(ii) if the exercise is not in connection with a liquidation, dissolution or winding up, and the capital stock is traded publicly on an exchange or national quotation system, the average of the closing bid and asked prices of the Company’s capital stock quoted in the over-the-counter market summary or the closing price quoted on any exchange on which the common stock is listed, whichever is applicable, as published in the Midwest Edition of the Wall Street Journal (or other reliable source if such quote is not available in the Wall Street Journal) for the ten trading days immediately prior to but not including the date of determination of the Fair Market Value; or
(iii) if (i) or (ii) is not applicable, the fair market value of the Warrant Shares thereof, as mutually determined by the Company and Holder or, if the Company and Holder are unable to reach such agreement, as determined by a nationally recognized independent investment banker or valuation consultant (which has not been retained by the Company or any of its affiliates for the two years preceding such determination) selected in good faith by the Board.
6. Put Right. In connection with a bona fide business acquisition of the Company, whether by merger, consolidation, sale of assets, sale or exchange of shares or otherwise (an “Acquisition”), upon the written request of Holder, the Company (or its successor entity) shall purchase this Warrant from Holder contemporaneously with the closing of the Acquisition by paying to Holder cash in an amount equal to the Black Scholes Value obtained from the “OV” function on the Bloomberg Financial Markets of the remaining unexercised portion of this Warrant on the date immediately prior to the date on which the Acquisition is consummated. The Company will provide Holder notice of a pending Acquisition not less than 20 nor more than 60 days prior to the closing thereof; provided, however, nothing herein shall obligate the Company to provide Holder with material, non-public information.
7. No Rights as Shareholder. Prior to the exercise of this Warrant, Holder shall not be entitled to any rights of a shareholder with respect to the Warrant Shares, including without limitation the right to vote such Warrant Shares, receive dividends or other distributions thereon or be notified of shareholder meetings, and Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 7 shall limit the right of Holder to be provided the notices required under this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
8. Compliance with Securities Act. Holder, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and not with a view towards resale and that it will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Act. Upon exercise of this Warrant, Holder shall confirm in writing, in the form of Exhibit A, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Warrant Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with the legend indicated on the first page of this Warrant.

9. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.
10. Notices. All notices, requests, demands, approvals, consents, and other communications which are required or may be given hereunder shall be (a) in writing; (b) addressed to the address furnished to the Company by Holder, unless Holder notifies the Company of a change of address (in which case the latest noticed address shall be used); and (c) deemed to have been duly given (i) on the date given by hand delivery or facsimile, or (ii) the day after deposit with a recognized overnight courier; provided that if the actual or deemed notice date is not a business day, the date of actual or deemed notice shall be the next business day thereafter.
11. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the Majority Noteholders (as defined in the Purchase Agreement).
12. Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.
13. Governing Law. This Warrant is delivered in Minnesota and shall be construed and enforced in accordance with and governed by the internal laws, and not the law of conflicts thereof.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Warrant as of the date first above written.

COMPANY:

DIGITILITI, INC.

By:

Name:
Its:

[Signature Page to Warrant]

EXHIBIT A
SUBSCRIPTION FORM
(To be executed only upon exercise of Warrant)
The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases _________________of the number of shares of Common Stock of DIGITILITI, INC., a Delaware corporation, purchasable with this Warrant, and herewith (check one of the following)
(a) ________	makes payment therefore in the amount of $_________; or

(b) ________	authorizes Digitiliti, Inc. to issue the shares in accordance with the Cashless Exercise Provisions of Section 5 of the Warrant.
The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.
Dated: ______________

(Signature of Registered Owner)

(Street Address)

(City), (State), (Zip)

FORM OF ASSIGNMENT
FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint _________ Attorney to make such transfer on the books of DIGITILITI, INC., a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.
Dated: _______________

(Signature)

(Print Name)

(Witness)

(Print Name)